                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Shaman Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                          Shaman Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

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

                          SHAMAN PHARMACEUTICALS, INC.
                             213 EAST GRAND AVENUE
                     SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                 APRIL 23, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Shaman Pharmaceuticals, Inc. (the "Company"), which will be held at 9:00 A.M. Pacific Time on Thursday, May 22, 1997, at The Embassy Suites (formerly The Crown Sterling Suites), 250 Gateway Boulevard, South San Francisco, California 94080.

     At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

          (i) to elect three Class II directors to serve on the Board of Directors for two years or until their successors are duly elected and qualified;

          (ii) to approve the amendment and restatement of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock thereunder from 25,000,000 shares to 40,000,000 shares;

          (iii) to approve a series of amendments to the Company's 1992 Stock Option Plan (the "Plan"), including (1) an increase in the maximum number of shares of the Company's common stock authorized for issuance under the Plan by an additional 700,000 shares and (2) an increase in the maximum number of shares for which options may be granted to any one individual from 500,000 shares to 750,000 shares;

          (iv) to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1997; and

          (v) to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

     After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope no later than May 12, 1997. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

     A copy of the Company's 1996 Annual Report to Stockholders is also enclosed.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Lisa A. Conte
                                          Lisa A. Conte
                                          President, Chief Executive Officer
                                          and Chief Financial Officer

                                   IMPORTANT

     PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                          SHAMAN PHARMACEUTICALS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 1997
                            ------------------------

TO THE STOCKHOLDERS OF SHAMAN PHARMACEUTICALS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at 9:00 A.M. Pacific Time on Thursday, May 22, 1997, at The Embassy Suites (formerly The Crown Sterling Suites), 250 Gateway Boulevard, South San Francisco, California 94080 for the following purposes:

     1. To elect three Class II directors to serve on the Board of Directors for two years or until their successors are duly elected and qualified. The three nominees are G. Kirk Raab, Herbert H. McDade, Jr. and M. David Titus;

     2. To approve the amendment and restatement of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock thereunder from 25,000,000 shares to 40,000,000 shares;

     3. To approve a series of amendments to the Company's 1992 Stock Option Plan (the "Plan") including (i) an increase in the maximum number of shares of the Company's common stock authorized for issuance under the Plan by an additional 700,000 shares and (ii) an increase in the maximum number of shares for which options may be granted to any one individual from 500,000 shares to 750,000 shares;

     4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1997; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof is March 24, 1997. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices, 213 East Grand Avenue, South San Francisco, California 94080, for at least 10 days prior to the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting, and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                          Sincerely,

                                          /s/ Lisa A. Conte
                                          Lisa A. Conte
                                          President, Chief Executive Officer
                                          and Chief Financial Officer
South San Francisco, California
April 23, 1997

YOUR VOTE IS VERY IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                          SHAMAN PHARMACEUTICALS, INC.
                             213 EAST GRAND AVENUE
                     SOUTH SAN FRANCISCO, CALIFORNIA 94080

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1997

                      GENERAL INFORMATION FOR STOCKHOLDERS

     The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 A.M. Pacific Time on Thursday, May 22, 1997, at The Embassy Suites (formerly The Crown Sterling Suites), 250 Gateway Boulevard, South San Francisco, California 94080, and at any adjournment thereof.

     This Proxy Statement and the accompanying form of Proxy are to be first mailed to the stockholders entitled to vote at the Annual Meeting on or about April 25, 1997.

RECORD DATE AND VOTING

     Stockholders of record at the close of business on March 24, 1997 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on such date, there were 15,921,417 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), outstanding and entitled to vote, held by 733 stockholders of record. Also, 400,000* shares of the Company's Series A Preferred Stock (the "Preferred Stock") were outstanding and entitled to vote, and held by one stockholder of record. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. Each stockholder holding Preferred Stock as of the record date is also entitled to one vote for each share of Common Stock into which such Preferred Stock is convertible as of the record date. As of the record date, one share of Preferred Stock was convertible into one share of Common Stock. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 213 East Grand Avenue, South San Francisco, California 94080 or by telephone at
(415) 952-7070. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by May 12, 1997.

REVOCABILITY OF PROXIES

     Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise by filing with the Secretary of the Company at its principal executive offices at 213 East Grand Avenue, South

---------------

     * Currently convertible into an aggregate of 400,000 shares of Common
Stock.

San Francisco, California 94080, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company has engaged Corporate Investor Communications, Inc. ("CIC") to provide routine advice and services for Proxy solicitation. CIC will receive approximately $5,000 from the Company for such advice and services, plus reimbursement of costs incurred in forwarding the solicitation materials to the beneficial owners of Common Stock. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for CIC, certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. Except with respect to CIC, the Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                   IMPORTANT

     Please mark, date, sign and return the enclosed Proxy in the accompanying postage-prepaid, return envelope no later than May 12, 1997 so that, if you are unable to attend the Annual Meeting, your shares may be voted.

     The Company's Annual Report to Stockholders for the year ended December 31, 1996 (the "Annual Report") has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not considered proxy soliciting material nor is it incorporated into this Proxy Statement.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Board is divided into two classes, designated Class I and Class II, each serving a term of two years, with such terms staggered so that only one class of directors is elected at each annual meeting of stockholders of the Company. At the Annual Meeting, three Class II directors will be elected to serve for two years or until their successors shall have been duly elected and qualified or until their death, resignation or removal. The Board has selected three nominees, each of whom is a current director of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF the nominees named below. The three candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the current Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

     The Board recommends that the stockholders vote IN FAVOR OF the election of each of the following nominees to serve as directors of the Company until the 1999 annual meeting of stockholders or until their successors have been duly elected and qualified or until their death, resignation or removal.

INFORMATION WITH RESPECT TO DIRECTORS

     Set forth below is information regarding the nominees.

   NAME OF NOMINEES              POSITION(S) WITH THE COMPANY        AGE     DIRECTOR SINCE
-----------------------    ----------------------------------------  ---     --------------
G. Kirk Raab               Chairman of the Board                     61           1992
Herbert H. McDade, Jr.     Director                                  70           1991
M. David Titus             Director                                  39           1990

     Set forth below is information regarding the continuing directors.

   NAME OF DIRECTOR              POSITION(S) WITH THE COMPANY        AGE     DIRECTOR SINCE
-----------------------    ----------------------------------------  ---     --------------
Lisa A. Conte              Director, President, Chief Executive      38           1989
                           Officer and Chief Financial Officer
John A. Young              Director                                  64           1993

BUSINESS EXPERIENCE OF DIRECTOR NOMINEES FOR TERM ENDING UPON THE 1999 ANNUAL MEETING OF STOCKHOLDERS

     G. KIRK RAAB became a director of the Company in January 1992 and Chairman of the Board in August 1995. Mr. Raab was President, Chief Executive Officer and a director of Genentech, Inc. ("Genentech") from February 1990 to July 1995 and President, Chief Operating Officer and a director from February 1985 to January 1990. Before joining Genentech, Mr. Raab was associated with Abbott Laboratories, serving as President, Chief Operating Officer and director. Mr. Raab earned a B.A. from Colgate University, where he currently serves as a trustee. Mr. Raab is also Chairman of the Board of Connective Therapeutics, Inc. and a director of Applied Imaging Corp. as well as chairman of the board and director of several privately held biotechnology companies.

     HERBERT H. MCDADE, JR. became a director of the Company in October 1991. He has served as Chairman of the Board and Chief Executive Officer of Chemex Pharmaceuticals, Inc. ("Chemex") since February 1989 and as Chief Executive Officer from February 1989 through January 1996, when Chemex merged with Access Pharmaceutical Corporation ("Access") and the combined entity changed its name to Access. From October 1986 to January 1988, Mr. McDade was Chairman, President and Chief Executive Officer of Armour Pharmaceuticals, Inc., after previously serving as President, International Health Care Division of the Revlon Health Care Group. Mr. McDade holds a B.S. in Biology from the University of Notre

Dame and a B.P.H. in Theology and Philosophy from Laval University. He is Chairman of the Board of Access and a director of Cytrx, Inc., Discovery Ltd. and several privately held companies.

     M. DAVID TITUS became a director of the Company in April 1990. Mr. Titus is currently Managing Director of Windward Ventures, a venture capital consulting and investment firm, which he founded in 1993. From May 1986 to December 1992, he served in various capacities at Technology Funding Inc., a venture capital firm, including Group Vice President, Technology Funding, Inc., and General Partner of Technology Funding Limited. Prior to joining Technology Funding, Inc. in May 1986, Mr. Titus was a founder and Senior Vice President of the Technology Division of Silicon Valley Bank. Mr. Titus earned a B.A. in Economics from the University of California, Santa Barbara. He is a director of several privately held companies.

BUSINESS EXPERIENCE OF CONTINUING DIRECTORS FOR TERM ENDING UPON THE 1998 ANNUAL MEETING OF STOCKHOLDERS

     LISA A. CONTE founded the Company in May 1989 and currently serves as the Company's President, Chief Executive Officer, Chief Financial Officer and as Director. From 1987 to 1989, Ms. Conte was Vice President at Technology Funding Inc., a venture capital firm, where she was responsible for the analysis and management of healthcare industry investments. From 1985 to 1987, she conducted risk and strategy audits for venture capital portfolio companies at Strategic Decisions Group, a management consulting firm. Ms. Conte received an A.B. in Biochemistry from Dartmouth College, an M.S. in Physiology/Pharmacology from the University of California, San Diego and an M.B.A. from The Amos Tuck School, Dartmouth College.

     JOHN A. YOUNG became a director of the Company in September 1993. From 1978 until October 1992, he served as President and Chief Executive Officer of the Hewlett-Packard Company, an international manufacturer of measurement and computation products and systems, which he joined in 1958. Mr. Young is now retired. He received a B.S. in Electrical Engineering from Oregon State University and an M.B.A. from Stanford University. Mr. Young is Chairman of the Board of Directors of Novell, Inc. and a director of Wells Fargo & Company, Chevron Corporation, SmithKline Beecham plc, Affymetrix, Inc., Lucent Technologies, Inc. and several privately held companies.

NUMBER OF DIRECTORS; RELATIONSHIPS

     The Company's Bylaws authorize the Board to fix the number of directors serving on the Board, provided that such number shall not be less than five nor more than nine. Since May 1996, the number of directors has been fixed at five. All directors hold office until the second annual meeting of stockholders following the annual meeting of stockholders at which such director was elected, or until their successors have been duly elected and qualified. Officers are appointed to serve at the discretion of the Board.

     There are no family relationships among executive officers or directors of the Company.

BOARD MEETINGS AND COMMITTEES

     The Board held nine meetings during the 1996 fiscal year and acted by written consent on one occasion. Each of the five directors participated in or attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served during the past fiscal year.

     The Board has an Audit Committee and a Compensation Committee, but not a standing Nominating Committee. The Audit Committee is primarily responsible for annually recommending independent auditors for appointment by the Board, for reviewing the services performed by the Company's independent auditors and reviewing reports submitted by the independent auditors. The Audit Committee includes two directors, Messrs. Titus and Young. The Audit Committee held one meeting during the 1996 fiscal year, at which Messrs. Titus and Young were both in attendance.

     The Compensation Committee, which is comprised of Messrs. McDade, Titus and Young, reviews and approves the Company's general compensation policies and practices, sets compensation levels for the

Company's executive officers and administers the Company's 1992 Stock Option Plan (the "Plan") and other employee benefits programs. During the 1996 fiscal year, the Compensation Committee met six times. Mr. Titus attended all six such meetings and Messrs. McDade and Young each attended five of the six meetings during the 1996 fiscal year.

DIRECTOR COMPENSATION

     Each non-employee Board member receives an annual retainer fee of $5,000 provided the non-employee Board member attends at least 75% of the Board meetings. In addition, non-employee Board members are reimbursed for reasonable expenses incurred in connection with their attendance at such meetings.

     Under the Automatic Option Grant Program in effect under the Plan, each individual who first becomes a nonemployee Board member, whether through appointment by the Board or upon election by the stockholders, will automatically receive, at the time of such initial appointment or election, an option grant for 20,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, on the date of each Annual Meeting of Stockholders, each individual who is to continue to serve as a non-employee Board member will receive an automatic option grant for that number of shares of Common Stock determined by dividing $50,000 by the average closing selling price per share of Common Stock for the 30 trading days immediately preceding the date of such Annual Meeting, but in no event shall such grant be more than 7,500 shares nor fewer than 5,000 shares per non-employee Board member, provided such individual has been a Board member for at least six months. Each granted option will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a maximum term of 10 years measured from such grant date. The option will become exercisable for the option shares in a series of 24 successive equal monthly installments upon the optionee's completion of each month of Board service over the 24-month period measured from the grant date. The option will, however, become immediately exercisable for all the option shares upon certain changes in control or ownership of the Company. For further information concerning the Automatic Option Grant Program, see "Proposal Two -- Approval of Amendments to 1992 Stock Option Plan; Automatic Option Grant Program."

     Messrs. McDade, Raab, Titus and Young each received, on May 23, 1996, the date of the 1996 Annual Meeting of Stockholders, an option grant for 6,782 shares of Common Stock under the Automatic Option Grant Program with an exercise price per share of $8.125, the fair market value per share of Common Stock on that date.

     In August 1995, the Company entered into a consulting arrangement (the "Consulting Arrangement") with Mr. Raab, Chairman of the Board. As consideration for the special consulting services Mr. Raab performs under the Consulting Arrangement, Mr. Raab is paid an annual consulting fee of $100,000. In addition, he was granted an option for 200,000 shares of Common Stock on August 21, 1995 with an exercise price per share of $5.50, the fair market value per share of Common Stock on that date. The option was granted under the Discretionary Option Grant Program in effect under the Plan, and the option will become exercisable in a series of 48 successive equal monthly installments following the August 21, 1995 grant date as Mr. Raab continues to render services to the Company pursuant to his Consulting Arrangement. The option will, however, become immediately exercisable for all the option shares upon certain changes in control or ownership of the Company. In addition, in connection with his services as a director and as Chairman of the Board, Mr. Raab receives an annual retainer fee of $55,000, payable after each Annual Meeting of Stockholders so long as Mr. Raab continues to render services to the Company as Chairman of the Board.

     No other compensation was paid or accrued for directors of the Company in respect of their 1996 services as directors of or consultants to the Company.

                         PROPOSAL TWO -- APPROVAL OF AN
             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION

     The present capital structure of the Company authorizes 25,000,000 shares of Common Stock, par value $0.001, 600,000 shares of undesignated preferred stock, par value $0.001 ("Undesignated Preferred Stock"). Additionally, 400,000 shares are designated as Series A Preferred Stock, all of which are issued and outstanding. The Board believes this capital structure is inadequate for the present and future needs of the Company. Therefore the Board has unanimously approved the amendment and restatement of the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance by Article IV of the Restated Certificate of Incorporation from 25,000,000 shares to 40,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends that the Company's stockholders approve such amendment and restatement. The Undesignated Preferred Stock may be issued from time to time in one or more series with such rights, preferences and privileges, including dividend rates, conversion and redemption prices, and voting rights, as may be determined by the Board. On March 24, 1997, 15,921,417 shares of Common Stock were outstanding. On March 24, 1997, approximately 19,463,803 shares of Common Stock would be outstanding on a fully diluted basis, which assumes the conversion of the outstanding shares of the Company's Series A Preferred Stock and exercise of all outstanding warrants and options.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     The authorization of an additional 15,000,000 shares of Common Stock would give the Board the express authority, without further action of the stockholders, to issue such shares of Common Stock from time to time as the Board deems necessary. The Board believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes. The time frame necessary to achieve market success for any individual product in the biotechnology industry is lengthy. Consequently, the Company will expend substantial funds on research and development, expanding manufacturing capacity, preclinical and clinical testing of its products and manufacturing and marketing of its products prior to commercialization. The Company plans to fund such development activities through several different means including equity financings. Other potential uses of the additional authorized shares of Common Stock may include acquisition transactions, stock dividends or distributions, and having Common Stock available for any future designation and issuance of preferred stock convertible into Common Stock. The additional Common Stock would be available for issuance by the Board without future action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or quotation system on which the Company's securities may then be listed.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

     In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's capital stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

VOTE REQUIRED FOR STOCKHOLDER APPROVAL

     The affirmative vote of a majority of all shares of the Company's Common Stock, including all shares of Series A Preferred Stock on an as converted basis, outstanding at the time of voting is required for approval of the amendment and restatement of the Restated Certificate of Incorporation of Shaman Pharmaceuticals, Inc. to increase the number of authorized shares of Common Stock issuable thereunder from 25,000,000 shares to 40,000,000 shares.

     The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendment and restatement of the Company's Restated Certificate of Incorporation.

                         PROPOSAL THREE -- APPROVAL OF
                      AMENDMENTS TO 1992 STOCK OPTION PLAN

INTRODUCTION

     The stockholders are being asked to vote on a proposal to approve a series of amendments to the Company's 1992 Stock Option Plan (the "Plan") that the Board adopted on February 14, 1997, subject to stockholder approval at the Annual Meeting. The amendments will effect the following principal changes to the existing provisions of the Plan:

          A. Increase the maximum number of shares of the Company's Common Stock authorized for issuance under the Plan by an additional 700,000 shares,

          B. Increase the limit on the maximum number of shares of the Company's Common Stock for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Plan from 500,000 shares to 750,000 shares,

          C. Render non-employee Board members who are serving as Plan Administrator eligible to receive option grants under the Discretionary Option Grant Program in effect under the Plan,

          D. Allow unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price paid per share to be available for reissuance,

          E. Remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and

          F. Effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the Federal securities laws.

     The proposed share increase will assure that a sufficient reserve of Common Stock is available under the Plan to attract and retain the services of employees, which is essential to the Company's long-term growth and success. The increase in the maximum number of shares for which any one individual may be granted stock options and separately exercisable stock appreciation rights will allow the Plan Administrator more flexibility in utilizing stock options to provide equity incentives to the Company's senior management while assuring that any compensation deemed paid by the Company in connection with the exercise of those options will qualify as performance-based compensation which is not subject to the $1 million dollar limitation on the tax deductibility of executive compensation per covered individual imposed under Internal Revenue Code Section 162(m). The remaining amendments will provide the Company with more opportunities to make equity incentives available to the non-employee Board members as an inducement for their continued service and to facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its recent amendment.

     The affirmative vote of the holders of a majority of the Common Stock, including all shares of Series A Preferred Stock on an as converted basis, present in person or represented by Proxy at the Annual Meeting and entitled to vote on this Proposal is required for approval of the proposed amendments to the Plan.

     The Plan was originally adopted by the Board of Directors on December 30, 1992 and became effective on January 26, 1993 as the successor to the 1990 Stock Option Plan (the "Predecessor Plan"). All outstanding options under the Predecessor Plan were incorporated into the Plan at that time, and no further option grants are to be made under the Predecessor Plan.

     The principal terms and provisions of the Plan as modified by the recent amendments are summarized below. The summary is not, however, intended to be a complete description of all the terms of the Plan. A copy of the Plan will be furnished without charge to any stockholder upon written request to the attention of the Company's Investor Relations Department at 213 East Grand Avenue, South San Francisco, California 94080.

DESCRIPTION OF THE PLAN

     Structure. The Plan is divided into two separate equity incentive programs:
(i) a Discretionary Option Grant Program under which key employees, non-employee Board members and consultants may be granted options to purchase shares of Common Stock and (ii) an Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants at designated intervals over their period of Board service.

     Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory options not intended to satisfy such requirements. All grants under the Automatic Option Grant Program will be non-statutory options.

     Administration. The Discretionary Option Grant Program is administered by the Compensation Committee of the Board (the "Compensation Committee" or the "Plan Administrator"). Compensation Committee members are appointed by the Board and may be removed by the Board at any time.

     The Compensation Committee as Plan Administrator has full authority, subject to the provisions of the Plan, to determine the eligible individuals who are to receive option grants and/or stock appreciation rights under the Plan, the type of option (incentive stock option or non-qualified stock option) or stock appreciation right (tandem or limited) to be granted, the number of shares to be covered by each granted option or right, the date or dates on which the option or right is to become exercisable and the maximum term for which the option or right is to remain outstanding.

     All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program, and no administrative discretion will be exercised by the Plan Administrator.

     Eligibility. Key employees (including officers), non-employee Board members, and consultants in the service of the Company are eligible to receive option grants under the Discretionary Option Grant Program. Non-employee Board members are also eligible to participate in the Automatic Option Grant Program.

     As of March 24, 1997, approximately 88 employees (including six executive officers) and four non-employee Board members were eligible to participate in the Discretionary Option Grant Program, and the four non-employee Board members were also eligible to participate in the Automatic Option Grant Program. At the Annual Meeting, all continuing nonemployee Board members will receive an option grant under the Automatic Option Grant Program.

     Securities Subject to the Plan. The maximum number of shares of Common Stock issuable over the term of the Plan may not exceed 3,716,660 shares, including the 700,000-share increase for which stockholder approval is sought as part of this Proposal. The issuable shares may be made available either from the authorized but unissued shares of Common Stock or from shares of Common Stock repurchased by the Company, including shares purchased on the open market.

     As of March 24, 1997, approximately 516,842 shares of Common Stock had been issued under the Plan, 2,500,681 shares of Common Stock were subject to outstanding options and 699,137 shares of Common Stock were available for future option grants, including the 700,000-share increase for which stockholder approval is sought as part of this Proposal.

     In no event may any one individual participating in the Plan be granted stock options or separately exercisable stock appreciation rights for more than 750,000 shares of Common Stock over the remaining term of such Plan, subject to adjustment from time to time in the event of certain changes to the Company's capital structure. For purposes of this limitation, any stock options or stock appreciation rights granted prior to December 31, 1993 will not be taken into account.

     Stockholder approval of this Proposal will also constitute approval of the 45,000-share option grant made to Lisa A. Conte, the Company's Chief Executive Officer, on January 30, 1997 with an exercise price of $5.0156 per share. The option grant caused the total number of shares of Common Stock for which Ms. Conte had been granted options under the Plan after December 31, 1993 to exceed the 500,000-share per participant limitation in effect at that time. Accordingly, the option is not to become exercisable for any of the 45,000 option shares unless the proposed 250,000-share increase in the maximum number of shares for which any one participant may be granted stock options under the Plan is approved by the stockholders as part of this Proposal. If such approval is obtained, the option will become exercisable in a series of installments over her period of service with the Company as follows: (i) 4,500 option shares in a series of 12 successive equal monthly installments, with the first such installment to become exercisable on January 30, 1999, (ii) an additional 6,750 option shares in a series of 12 subsequent successive equal monthly installments, with the first such installment to become exercisable on January 30, 2000, (iii) an additional 11,250 option shares in a series of 12 subsequent successive equal monthly installments, with the first such installment to become exercisable on January 30, 2001 and (iv) the remaining 22,500 option shares in a series of 12 subsequent successive equal monthly installments, with the first such installment to become exercisable on January 30, 2002.

     Should an option expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions described in the "Discretionary Option Grant Program -- Cancellation and Regrant of Options" section below), the shares subject to the portion of the option not so exercised will be available for subsequent grant under the Plan. In addition, unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Plan. However, shares subject to any option surrendered or cancelled in accordance with the stock appreciation right provisions of the Plan or shares reacquired by the Company pursuant to its repurchase rights under the Plan will not be available for subsequent grants.

DISCRETIONARY OPTION GRANT PROGRAM

     Price and Exercisability. The option exercise price per share for incentive stock option grants may not be less than the fair market value of the Common Stock on the grant date. The exercise price per share for non-statutory option grants may be less than, equal to or greater than such fair market value. Options granted under the Discretionary Option Grant Program may either become exercisable in periodic installments over the optionee's period of service or may be immediately exercisable for all of the option shares, with such shares subject to repurchase by the Company, at the exercise price paid per share, in the event the optionee leaves the Company's service prior to vesting in those shares. No granted option will have a term in excess of 10 years.

     The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Plan Administrator may also assist any optionee (including an officer) in the exercise of his or her outstanding options by (a) authorizing a Company loan to the optionee or (b) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares, plus any federal or state income or employment taxes incurred in connection with the purchase.

     Valuation. For purposes of establishing the exercise price and for all other valuation purposes under the Plan, the fair market value per share of Common Stock on any relevant date will be deemed equal to the closing selling price per share on that date, as such price is reported on the Nasdaq National Market. The closing price of the Common Stock on March 24, 1997 was $5.125 per share.

     Termination of Service. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the limited post-service period designated by the Plan Administrator at the time of the option grant. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of service. The optionee will be deemed to continue in service for so long as such individual performs services for the Company (or any parent or subsidiary corporation), whether as an employee, a non-employee member of the Board or an independent consultant or advisor.

     The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     Stockholder Rights. No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

     Repurchase Rights. The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the cancelled rights.

     Acceleration of Options. In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):

          (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

          (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

each outstanding option will automatically accelerate so that each option will, immediately prior to the specified effective date for a Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at that time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. However, an outstanding option will not so accelerate if and to the extent: (1) the option is to be assumed by the successor corporation (or its parent corporation) in such Corporate Transaction or (2) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

     Immediately following the consummation of a Corporate Transaction, all outstanding options under the Plan will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

     The Company's outstanding repurchase rights under the Plan will also terminate, and the shares subject to such repurchase rights will become fully vested, upon a Corporate Transaction, except to the extent (i) one or more of such repurchase rights are to be assigned to the successor corporation (or its parent company) or

(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase rights are issued.

     The Compensation Committee will have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event of a Change in Control (as described below) so that each such option will, immediately prior to such Change in Control, become exercisable for all the shares of Common Stock at that time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares. The Plan Administrator will also have complete discretion in establishing the specific terms and conditions upon which one or more of the Company's outstanding repurchase rights under the Plan are to terminate in connection with a Change in Control.

     For all purposes under the Plan, a "Change in Control" will be deemed to occur if:

          (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

          (ii) the composition of the Board changes over a period of 24 consecutive months or less such that a majority of the Board members cease, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

     Upon a Change in Control, all outstanding options will remain exercisable until the expiration or sooner termination of the option term specified in the instrument evidencing the option.

     The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Cancellation and Regrant of Options. The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the Plan and to grant in substitution therefor new options covering the same or different numbers of shares of Common Stock but with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

     Stock Appreciation Rights. The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

          TANDEM STOCK APPRECIATION RIGHTS provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

          LIMITED STOCK APPRECIATION RIGHTS may be provided to one or more officers of the Company as part of their option grants. Any option with such a limited stock appreciation right will automatically be cancelled upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities. In return for the cancelled option, the officer will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

     Outstanding stock appreciation rights granted before January 26, 1993 to certain officers and directors of the Company under the Predecessor Plan and incorporated into the Plan allow such individuals to surrender the underlying options to the Company for a cash distribution, calculated in the manner indicated above, in the event a hostile tender offer for 25% or more of the Company's outstanding voting securities is successfully completed or a change in the majority of the Board of Directors is effected through one or more proxy contests.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each non-employee Board member will automatically be granted, upon his or her initial election or appointment to the Board, a stock option to purchase 20,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, on the date of each Annual Stockholders' Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted a stock option to purchase that number of shares of Common Stock determined by dividing $50,000 by the average closing selling price of the Common Stock for the 30 trading days immediately preceding the date of such Annual Meeting, but in no event shall such grant be more than 7,500 shares nor fewer than 5,000 shares. However, no non-employee Board member will be eligible to receive such an automatic grant unless he or she has served on the Board for at least six months. Stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with those provisions.

     The option exercise price per share for each automatic grant will be equal to the fair market value per share of Common Stock on the grant date and will be payable in cash or shares of Common Stock. The options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares.

     Each automatic option grant will have a maximum term of 10 years and will become exercisable for the option shares in a series of 24 successive equal monthly installments over the optionee's period of continued Board service, measured from the grant date. However, the option will become immediately exercisable for all of the option shares upon a Corporate Transaction or Change in Control. Each automatic option grant will be automatically cancelled upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities. In return, the optionee will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share. Stockholder approval of this Proposal will constitute approval of each option granted with such an automatic cancellation provision on or after the date of the Annual Meeting and the subsequent cancellation of that option in accordance with such provision. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option cancellation and cash distribution.

     All automatic option grants held by the non-employee Board member at the time of his or her cessation of Board service will remain exercisable for a period of six months for any or all shares for which those options are exercisable at the time of such cessation of Board service. However, should the optionee die while holding one or more options, then those options will remain exercisable for a 12-month period following the date of the optionee's death and may be exercised, for any or all shares for which those options are exercisable at the time of the optionee's cessation of Board service, by the personal representative of the optionee's estate or by the persons to whom the options are transferred by the optionee's will or by the laws of inheritance. In no event may any such option be exercised after the expiration date of the 10-year option term.

GENERAL PROVISIONS

     Amendment and Termination of the Plan. The Board of Directors may amend or modify the Plan in any or all respects whatsoever. However, no such amendment may adversely affect the rights of outstanding option holders without their consent. In addition, certain amendments may require stockholder approval pursuant to applicable law or regulation.

     The Board of Directors may terminate the Plan at any time, and the Plan will in all events terminate not later than December 31, 2002. Any options outstanding at the time of such plan termination will continue to remain outstanding and exercisable in accordance with the terms and provisions of the instruments evidencing those grants. The Plan will, however, automatically terminate on the date all shares available for issuance are issued as vested shares or cancelled pursuant to the exercise, surrender or cash-out of outstanding options under the Plan.

     Tax Withholding. The Compensation Committee may, in its discretion and upon such terms and conditions as it may deem appropriate, provide one or more option holders under the Discretionary Option Grant Program with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of their options, a portion of those shares with an aggregate fair market value equal to the designated percentage (up to 100% as specified by the option holder) of the federal, state and local income tax liability and federal employment tax liability incurred by such option holder in connection with the exercise of such option. Any election so made will be subject to the approval of the Compensation Committee, and no shares will actually be withheld in satisfaction of such taxes except to the extent approved by the Compensation Committee. One or more option holders may also be granted the alternative right, subject to Committee approval, to deliver previously-issued shares of Common Stock in satisfaction of such tax liability.

     Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and price per share in effect under each outstanding option (including all option grants incorporated from the Predecessor Plan), (iii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Plan after December 31, 1993 and (iv) the number and/or class of securities for which automatic option grants are subsequently to be made to each newly-elected or continuing non-employee Board member.

     Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued, in connection with such Corporate Transaction, to the holder of such option had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share and to the number and class of securities subsequently available for issuance under the Plan on both an aggregate and per participant basis.

     Option grants under the Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     Excess Grants. The Plan permits the grant of options to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan. Any options so granted cannot be exercised prior to stockholder approval of an amendment sufficiently increasing the number of shares available for issuance under the Plan.

OPTION GRANTS

     The table below shows, as to each of the executive officers named in the Summary Compensation Table below and the various other indicated persons and groups, the following information with respect to stock option grants effected during the period from January 1, 1996 through March 24, 1997: (i) the number of shares of Common Stock subject to options granted under the Plan during that period; and (ii) the weighted average exercise price payable per share under such options.

                                                                OPTIONS GRANTED     WEIGHTED AVERAGE
                      NAME AND POSITION                        (NUMBER OF SHARES)   EXERCISE PRICE($)
-------------------------------------------------------------  ------------------   -----------------
Lisa A. Conte                                                        400,000(1)           $5.49
  President, Chief Executive Officer and Chief Financial
  Officer
Barbara Evans Goodrich                                                52,500              $6.42
  Former Vice President and Chief Financial Officer
Gerald M. Reaven, M.D.                                                 5,000              $5.88
  Senior Vice President, Research
Atul S. Khandwala, Ph.D.                                             125,000              $6.84
  Senior Vice President, Development
Steven R. King, Ph.D.                                                 55,000              $6.78
  Senior Vice President, Ethnobotany and Conservation
All executive officers as a group (10 persons)                       792,500              $6.15
All directors who are not executive officers as a group (5
  persons)                                                           127,128              $5.68
All employees (111 persons) and consultants as a group,
  excluding executive officers                                       535,028              $6.05

------------

(1) 45,000 shares are subject to stockholder approval of this Proposal Three.

FEDERAL TAX CONSEQUENCES

     Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as described below.

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of the purchased shares and the exercise price is generally included as alternative minimum taxable income for purposes of the alternative minimum tax. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (a) the fair market value of those shares on the exercise date over (b) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the exercise date over (ii) the exercise price paid for the shares.

In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of Common Stock under a non-statutory option. These special provisions may be summarized as follows:

          (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (A) the fair market value of the shares on the date the Company's repurchase right lapses with respect to those shares over (B) the exercise price paid for the shares.

          (ii) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (A) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (B) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

     The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with an exercise price equal to the fair market value of the option shares will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

     Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

     Parachute Payments. If the exercisability of an option or stock appreciation right is accelerated as a result of a change of control, all or a portion of the value of the option or stock appreciation right at that time may be a parachute payment for purposes of the excess parachute provisions of the Internal Revenue Code. Those provisions generally provide that if parachute payments equal or exceed three times an employee's average compensation for the five tax years preceding the change of control, the Company loses its deduction and the recipient is subject to a 20% excise tax for the amount of the parachute payments in excess of one times such average compensation.

     Note Forgiveness. If any promissory note delivered in payment of shares acquired under the Plan is forgiven in whole or in part, the amount of such forgiveness will be reportable by the participant as ordinary compensation income. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the participant in connection with the acquisition of the shares and any note forgiveness. The deduction will be allowed for the taxable year of the Company in which the ordinary income is recognized by the participant.

ACCOUNTING TREATMENT

     Option grants or stock issuances to employees and members of the Board of Directors with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such charge will be expensed by the Company over the period benefitted (usually the vesting period of the option). Option grants or stock issuances to employees and members of the Board of Directors with exercise or issue prices not less than the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma disclosures in the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Option grants or stock issuances to non-employees result in compensation expense to the Company's earnings equal to the fair value of the options or shares granted as of the grant or issue date. Such charge is also expensed over the period benefitted (usually the vesting period for options).

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to be charged against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

NEW PLAN BENEFITS

     No stock option grants or direct stock issuances have been made to date under the Plan on the basis of the 700,000-share increase for which stockholder approval is sought under this Proposal Three, except 863 of the shares subject to option grants made on March 12, 1997 were based on such increase. No executive officer received any options granted on the basis of such increase. However, as indicated above, the option grant for 45,000 shares made to Ms. Conte on January 30, 1997 is contingent upon stockholder approval of the 250,000-share increase to the maximum number of shares for which any one participant may be granted stock options and separately exercisable stock appreciation rights under the Plan after December 31, 1993.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR the approval of the amendments to the Plan as described in this Proposal Three. If such stockholder approval is not obtained, then any options granted on the basis of the 700,000-share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further option grants or stock issuances will be made on the basis of such share increase. The 250,000-share increase to the limitation on the maximum number of shares for which any one participant may be granted stock options and separately exercisable stock appreciation rights under the Plan after December 31, 1993 will not be implemented, and the January 30, 1997 option grant for 45,000 shares made to Ms. Conte on the basis of that increase will terminate without ever becoming exercisable for those shares. In addition, non-employee Board members will not be eligible to participate in the Discretionary Option Grant Program while serving as the Plan Administrator, and any unvested shares repurchased by the Company at the option exercise price paid per share will not be added back to the share reserve for reissuance. However, the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan in effect prior to the amendments summarized in this Proposal, until the available reserve of Common Stock as last approved by the stockholders has been issued.

     The Board believes that the amendments to the Plan are essential to the Company's efforts in attracting and retaining the services of highly qualified individuals who can contribute significantly to the Company's financial success. ACCORDINGLY, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE AMENDMENTS TO THE PLAN.

                   PROPOSAL FOUR -- RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board has appointed the firm of Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1997, and is asking the stockholders to ratify this appointment.

     In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the Common Stock, including all shares of preferred stock on an as converted basis, present or represented by Proxy at the Annual Meeting and entitled to vote is required to ratify the selection of Ernst & Young LLP.

     Ernst & Young LLP has audited the Company's financial statements annually since November 1992. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

DIRECTORS AND EXECUTIVE OFFICERS

     Certain information about the Company's executive officers, as of March 24, 1997, is set forth below (information concerning the Class I and Class II directors, including Ms. Conte's background information, is contained in Proposal One above):

                NAME                    AGE                           POSITION
------------------------------------    ---     ----------------------------------------------------
Atul S. Khandwala, Ph.D.                54      Senior Vice President, Development
Steven R. King, Ph.D                    39      Senior Vice President, Ethnobotany and Conservation
Gerald M. Reaven, M.D.                  68      Senior Vice President, Research
Jacqueline Cossmon                      41      Vice President, Corporate Communications
Gina D. Morhun                          31      Vice President, Human Resources

     ATUL S. KHANDWALA, PH.D. joined Shaman in March 1996 as Senior Vice President, Development from Block Drug Company, where he served as Vice President for Ethical Product Development since August 1995. Prior to joining Block Drug Company, from 1986 to August 1995, Dr. Khandwala held various positions, most recently Executive Vice President, with Chemex Pharmaceuticals, Inc. From 1976 to 1986, Dr. Khandwala held various positions with Revlon Health Care Group Research and Development Division. Dr. Khandwala received a B.Sc. in Chemistry from Gujarat University in India and a Ph.D. in Pharmaceutical Chemistry from the University of Wisconsin.

     STEVEN R. KING, PH.D. joined Shaman in March 1990. He currently serves as Senior Vice President, Ethnobotany and Conservation. He is responsible for coordinating the Company's Scientific Strategy Team. From 1989 to 1990, Dr. King was the chief botanist for Latin America at Arlington, Virginia's Nature Conservancy. He worked in 1988 as Research Associate for the Committee on Managing Global Genetic Resources at the National Academy of Sciences, and was a Doctoral Fellow from 1983 to 1988 at The New York Botanical Garden's Institute of Economic Botany. Dr. King received a B.A. in Human Ecology from the College of the Atlantic and M.S. and Ph.D. degrees in Biology from City University of New York.

     GERALD M. REAVEN, M.D. joined Shaman as a consultant in February 1995 and became an employee in July 1995. He currently serves as Senior Vice President, Research. Dr. Reaven came to Shaman from the Stanford University School of Medicine where he served as a faculty member since 1960 and a Professor of Medicine since 1970. Over the last 20 years, Dr. Reaven served as head of the Division of Endocrinology and Metabolic Diseases, Division of Gerontology and director of the General Clinical Research Center. Most recently, Dr. Reaven served as head of the Division of Endocrinology, Gerontology and Metabolism at Stanford University School of Medicine, and director of the Geriatric Research, Education and Clinical Center, at the Palo Alto Veterans Affairs Medical Center. Dr. Reaven received his A.B., B.S. and M.D. from the University of Chicago.

     JACQUELINE COSSMON joined the Company in May 1996 as Vice President, Corporate Communications. From February 1996 to May 1996, she acted as an investor relations consultant to Shaman. From January 1994 to December 1995, Ms. Cossmon was Director of Corporate Communications at Applied Immune Sciences, a Santa Clara, California based biotechnology company. From February 1986 to January 1994, Ms. Cossmon held various positions at Applied Biosystems, Inc., a market leader in the development and delivery of biotechnology equipment, including National Sales Manager for biochemical and bioseparation products, National Accounts Manager and Director of Corporate Communications. Ms. Cossmon received a B.S. in Nutritional Science from Northern Arizona University and an M.B.A. from Santa Clara University.

     GINA D. MORHUN joined Shaman in November 1994 and currently serves as Vice President, Human Resources. Ms. Morhun is responsible for Shaman's human resource functions. Prior to joining the Company, she served as Human Resource Manager at Abaxis, Inc. of Sunnyvale, California from April to November, 1994, and as Manager of Compensation and Benefits at ASK Computers, Inc. of Santa Clara, California from November 1992 to April 1994. From June 1987 to November 1992, Ms. Morhun served as Senior Technical Analyst, Actuarial Consultant and Underwriter of three large international firms: Alexander & Alexander

Consulting Group, The Wyatt Company, and Metropolitan Life Insurance Company. Ms. Morhun received a B.A. in Statistics from the University of California at Davis.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     As members of the Compensation Committee of the Board, it is our duty to exercise the power and authority of the Board of Directors with respect to the compensation levels to be in effect for the Company's executive officers. As such, it is our responsibility to set the base salary of certain executive officers and to administer the Company's 1992 Stock Option Plan under which grants may be made to such officers and other key employees. In addition, we approved two special bonus awards for one executive officer for the 1996 fiscal year.

     For 1996, we established the compensation payable to Lisa A. Conte, President and Chief Executive Officer, the Company's highest-paid executive officer, and the Company's four other most highly-paid executive officers. Ms. Conte reported to us the performance evaluations of each executive officer, including herself, and the factors to be considered in setting their compensation. We endorse those factors and include them as part of our report.

     GENERAL COMPENSATION POLICY. Under our supervision, the Company has developed a compensation policy that is designed to attract and retain qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to corporate milestones. It is our objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the individual's contribution to the success of the Company as measured by personal performance. Accordingly, each executive officer's compensation package is normally comprised of two elements: (i) base salary, which reflects individual performance and is commensurate with salaries for comparable positions in other biotechnology companies given the level of seniority and skills possessed by such officer, and
(ii) long-term, stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the Company's stockholders and which may be tied to the Company's achievement of certain pre-established goals.

     GUIDELINES. Because the Company is in the pre-product commercialization stage, the use of traditional performance standards (such as profitability and return on equity) is not appropriate in evaluating the performance of its executive officers. In particular, the unique nature of the biotechnology industry, the relatively short period of time during which the Company's stock has been publicly traded, the performance of the stock during this period, and the absence of product revenues have made it impossible to tie performance objectives to standard financial considerations. The primary guidelines which we did consider in establishing the components of each executive officer's compensation package for 1996 are summarized below. However, we may in our discretion apply entirely different guidelines, particularly, different measures of performance, in setting executive compensation for future fiscal years.

     BASE SALARY. Base compensation is initially established through negotiation between the Company and the executive at the time the executive is hired, and it is subject to periodic review or reconsideration, usually on an annual basis. When establishing or reviewing the level of base compensation for each executive officer, we consider numerous factors, including the qualifications of the executive and his or her level of relevant experience, strategic goals for which the executive has responsibility, specific accomplishments of the executive during the last fiscal year and the compensation levels in effect at companies in the Company's industry which compete with the Company for business and executive talent.

     For comparative compensation purposes, we have selected a peer group of companies within the industry and estimated the salary levels in effect for similar positions at those companies. We also relied on specific compensation surveys, making our decisions as to the appropriate market level of base salary for each executive officer on the basis of our understanding of the salary levels in effect for similar positions at various peer group companies. In selecting the peer group companies, we focused primarily on whether those companies were actually competitive with the Company in seeking executive talent, whether those companies had a management style and corporate culture similar to the Company's and whether similar positions existed within their corporate structure. For this reason, only 25 of the peer group companies surveyed for comparative compensation purposes were also included in the Hambrecht & Quist Biotechnology Index which the Company has chosen as the industry index for purposes of the Company Stock Price Performance graph which follows this report.

     Base salaries are reviewed annually, and adjustments to each executive officer's base salary are made to reflect individual performance and salary increases effected by the peer group companies. A major objective, accordingly, is to have base salary levels commensurate with those of comparable positions with the peer group companies, given the level of seniority and skills possessed by the executive officer in question and our assessment of such executive's performance over the year.

     We estimate (on the basis of 1996 surveys of executive compensation) that the base salary levels in effect for the Company's executive officers for the 1996 fiscal year ranged from the 45th percentile to the 90th percentile of the base salary levels in effect for executive officers in comparable positions with peer group companies.

     INCENTIVE COMPENSATION. The Committee awarded two cash bonuses for the 1996 fiscal year in recognition of the unique contributions made by one executive officer with respect to attainment of certain milestones.

     STOCK-BASED INCENTIVE COMPENSATION. In addition to establishing and reviewing the base salary levels in effect for the executive officers, we also have discretionary authority to award equity incentives in the form of stock option grants to the executive officers as a way to more closely align the interests of management with those of the Company's stockholders and to reward officers for achieving certain defined personal and corporate performance targets. Factors which we consider in determining whether to grant options and the number of shares underlying each such grant include the executive's position in the Company, his or her performance and responsibilities, the extent to which he or she already holds an equity interest in the Company and the equity incentives granted to employees with similar responsibilities at other biotechnology companies. We have also established general guidelines for maintaining the unvested option holdings of each executive officer at a targeted level based upon his or her position with the Company, and option grants are periodically made to maintain the targeted levels. These factors, however, are used only as guidelines, and the relative weight given to each factor varies from individual to individual as we deem appropriate under the circumstances.

     For 1996, we approved total stock option grants under the Plan for 847,928 shares. Each of the named executive officers of the Company received option grants in calendar 1996. Each grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The options vest in periodic installments over one or four year periods, contingent upon the executive officer's continued employment with the Company. In all cases, the options will provide a return to the executive officer only if he or she remains with the Company and then only if the market price of the underlying shares appreciates over the option term.

     CEO COMPENSATION. The annual base salary of Lisa A. Conte, the Company's President, Chief Executive Officer and Chief Financial Officer, was increased from $247,644 to $286,190 during the 1996 fiscal year based on our performance review of Ms. Conte for 1996. In setting Ms. Conte's compensation, we considered the level of experience and unique qualifications Ms. Conte has brought to Shaman as Chief Executive Officer, the Company's goals for which Ms. Conte had responsibility and the degree to which she helped the Company attain those goals. Among the Company's accomplishments during 1996 which we felt Ms. Conte helped the Company achieve were the continued clinical development of the Company's two products in human trials, as well as the expansion of the Company's focus in the field of metabolic diseases, namely diabetes. Accordingly, Ms. Conte's base salary was raised by an amount which we felt fairly represents her additional contributions to the Company's continued growth and success. The salary adjustment brought the base salary of Ms. Conte for the 1996 fiscal year to a salary level at the 50th percentile of the salary levels in effect for chief executive officers at the peer group companies. Bonuses totaling $53,000 were granted to Ms. Conte for fiscal 1996 because of her contribution to achievement of the collaborative agreement with Lipha/Merck and financing activities.

     DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION. As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will be in effect for each fiscal year of the Company beginning after December 31, 1993 and will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which qualifies as performance-based compensation will not have to be taken into account for purposes of this limitation. At the 1994 Annual Meeting of Stockholders, the Company obtained stockholder approval for certain amendments to the 1992 Stock Option Plan which were intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under the Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation. The recent amendment to the Plan for which stockholder approval is sought at the 1997 Annual Meeting will assure that future option grants with such fair market value exercise prices will continue to qualify as performance-based compensation.

     We do not expect that the compensation to be paid to the Company's executive officers for the 1997 fiscal year will exceed the $1 million limit per officer. Accordingly, we have decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. We will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                          Compensation Committee

                                          Herbert H. McDade, Jr.
                                          M. David Titus
                                          John A. Young

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the 1996 fiscal year, Herbert H. McDade, Jr., M. David Titus and John A. Young served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was, at any time during the 1996 fiscal year or at any earlier time, an officer or employee of the Company.

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

STOCK PERFORMANCE GRAPH

     The graph below depicts the Company's stock price as an index assuming $100 invested on January 26, 1993 (the date of the Company's initial public offering), along with the composite prices of companies listed in the Hambrecht & Quist Biotechnology Index and Nasdaq Total U.S. Stock Market Index. This information has been provided to the Company by Hambrecht & Quist. The comparisons in the graph are required by regulations of the Securities and Exchange Commission and are not intended to forecast or to be indicative of the possible future performance of the Common Stock.

         COMPARISON OF CUMULATIVE TOTAL RETURN SINCE JANUARY 26, 1993**
                      AMONG SHAMAN PHARMACEUTICALS, INC.,
                 THE HAMBRECHT & QUIST BIOTECHNOLOGY INDEX AND
                     THE NASDAQ STOCK MARKET -- U.S. INDEX

                                                                               NASDAQ STOCK
        MEASUREMENT PERIOD                SHAMAN         H&Q BIOTECHNOLOGY     MARKET - U.S.
      (FISCAL YEAR COVERED)           PHARMACEUTICALS          INDEX               INDEX
1/26/93                                            100                 100                 100
MAR-93                                           71.67               72.27               97.54
JUN-93                                           86.67               81.17               99.41
SEP-93                                           90.00               81.86              107.79
DEC-93                                           78.33               94.40              109.91
MAR-94                                           65.00               76.98              105.28
JUN-94                                           51.67               77.57              100.36
SEP-94                                           47.50               93.26              108.67
DEC-94                                           26.67               89.68              107.43
MAR-95                                           25.83               93.13              117.12
JUN-95                                           33.33              104.75              133.96
SEP-95                                           40.83              126.59              150.10
DEC-95                                           44.17              152.54              151.93
MAR-96                                           45.83              145.79              159.03
JUN-96                                           57.50              136.24              172.01
SEP-96                                           45.83              144.73              178.13
DEC-96                                           39.17              140.75              186.88

---------------

** $100 invested on January 26, 1993 in stock or index, including reinvestment of dividends.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those Acts.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation earned, for services rendered in all capacities to the Company, for each of the last three fiscal years by the Company's Chief Executive Officer and the four other highest paid executive officers serving as such at the end of 1996 whose salary and bonus for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer who would otherwise have been included in such table on the basis of 1996 salary and bonus resigned or terminated employment during the year.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                          ANNUAL COMPENSATION          AWARDS
                                                                                    ------------
                                        --------------------------------------------------------
                                                                        OTHER        SECURITIES
                                                                       ANNUAL        UNDERLYING    ALL OTHER
                                                                       COMPEN-        OPTIONS/      COMPEN-
  NAME AND PRINCIPAL POSITION    YEAR   SALARY($)(1)     BONUS($)     SATION($)       SARS(#)      SATION($)
-------------------------------  ----   ------------     --------     ---------     ------------   ----------
Lisa A. Conte..................  1996      286,190(2)     53,000(3)         --         105,000            --
  President, Chief Executive     1995      247,644(4)     24,000            --              --            --
  Officer and Chief Financial    1994      212,858            --            --              --            --
  Officer
Gerald M. Reaven, M.D..........  1996      227,878         3,000            --           5,000            --
  Senior Vice President,         1995      100,088            --        68,000(5)           --            --
  Research                       1994           --            --         4,500(5)           --            --
Atul S. Khandwala, Ph.D........  1996      187,563         3,000        51,200(5)      125,000       106,399(6)
  Senior Vice President,         1995           --            --        30,000(5)           --            --
  Development                    1994           --            --            --              --            --
Steven R. King, Ph.D...........  1996      171,822         3,000            --          55,000            --
  Senior Vice President,         1995      149,711            --            --              --        20,000(7)
  Ethnobotany and Conservation   1994      130,000            --            --              --            --
Barbara Evans Goodrich*........  1996      105,992         3,000            --              --            --
  Vice President and Chief       1995       48,623         1,000            --              --            --
  Financial Officer              1994           --            --            --              --            --

---------------

 * The Company accepted the resignation of Ms. Goodrich effective February 28, 1997.

(1) Includes amounts deferred under the Company's Internal Revenue Code Section 401(k) Plan and the Company's Section 125 Plan.

(2) Includes $49,646 and $16,858 attributable to child care costs and family travel, respectively.

(3) Includes $50,000 paid in 1997 for achievement of milestones in 1996.

(4) Includes $27,597 attributable to child care costs.

(5) Represents fees received for consulting services.

(6) Includes $13,445 received as a housing subsidy, $23,746 for moving and relocation expenses, $1,562 for travel expenses and $67,646 in indebtedness for which repayment was forgiven.

(7) Represents indebtedness for which repayment was forgiven.

OPTIONS AND STOCK APPRECIATION RIGHTS

     The following table contains information concerning the grant of stock options under the Plan to the Named Officers during the 1996 fiscal year. Except for the limited stock appreciation right described in footnote (2) below which formed part of the option grant made to each Named Officer, no stock appreciation rights were granted to such Named Officers during the 1996 fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                  POTENTIAL
                                                                                                 REALIZABLE
                                                 INDIVIDUAL GRANTS                            VALUE AT ASSUMED
                           -------------------------------------------------------------       ANNUAL RATES OF
                             NUMBER OF       % OF TOTAL                                          STOCK PRICE
                            SECURITIES         OPTIONS                                        APPRECIATION FOR
                            UNDERLYING       GRANTED TO         EXERCISE                       OPTION TERM(1)
                           OPTIONS/SARS     EMPLOYEES IN         PRICE        EXPIRATION     -------------------
           NAME            GRANTED(#)(2)     FISCAL YEAR      ($/SHARE)(3)       DATE          5%         10%
-------------------------- -------------   ---------------   --------------   ----------     -------   ---------
Lisa A. Conte.............    100,000(4)        11.79            $6.875         01/29/06     432,365   1,095,698
                                5,000(5)          .59            $5.875         10/21/06      18,474      46,816
Gerald M. Reaven, M.D.....      5,000(5)          .59            $5.875         10/21/06      18,474      46,816
Atul S. Khandwala,
  Ph.D....................    120,000(7)        14.15            $6.875         01/29/06     518,838   1,314,838
                                5,000(5)          .59            $5.875         10/21/06      18,474      46,816
Steven R. King, Ph.D......     50,000(4)         5.90            $6.875         01/29/06     216,183     547,849
                                5,000(5)          .59            $5.875         10/21/06      18,474      46,816
Barbara Evans Goodrich....     10,000(6)         1.18            $6.875         02/28/98(8)   43,237     109,570
                               37,500(6)         4.42            $6.375         02/28/98(8)  150,345     381,004
                                5,000(5)          .59            $5.875         02/28/98(8)   18,474      46,816

---------------

(1) Potential realizable value is based on assumption that the market price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the 10-year option term. There can be no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level.

(2) Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. However, each option will become immediately exercisable in full upon an acquisition of the Company by merger or asset sale, unless the option is assumed by the successor entity. Each option includes a limited stock appreciation right which will result in the cancellation of that option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 50% of the combined voting power of the Company's outstanding voting securities. In return for the cancelled option, the optionee will receive a cash distribution per cancelled option share equal to the excess of (i) the highest price paid per share of the Company's Common Stock in such hostile tender offer over (ii) the exercise price payable per share under the cancelled option.

(3) The exercise price may be paid in cash or in shares of Common Stock (valued at fair market value on the exercise date) or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability.

(4) Each option will become exercisable over a four year period with 10% of the option shares becoming exercisable upon the optionee's completion of one year of service with the Company measured from January 30, 1996, with an additional 20% of the option shares becoming exercisable upon the optionee's completion of each of the second and third years of service with the Company measured from January 30, 1996 and the remaining 50% of the option shares becoming exercisable upon the optionee's completion of the fourth year of service with the Company measured from January 30, 1996.

(5) Each option will become fully exercisable on October 21, 1997. The 5,000-share grant to Ms. Goodrich will not become exercisable due to her cessation of employment on February 28, 1997.

(6) Each option will become exercisable for 12.5% of the option shares upon the optionee's completion of six months of service, measured from the grant date, and will become exercisable for the balance of the option shares in 42 successive equal monthly installments upon the optionee's completion of each of the next 42 months of service thereafter.

(7) Dr. Khandwala's option will become exercisable over a four year period in a series of 48 successive equal monthly installments upon Dr. Khandwala's completion of each month of service with the Company over the four-year period measured from March 1, 1996.

(8) Expiration of stock option was due to cessation of employment on February 28, 1997. Ms. Goodrich has one year during which she may exercise any such vested options.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year (as of December 31, 1996). No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation right described in Footnote (2) to the Option/SAR Grants Table which forms part of each outstanding stock option, no stock appreciation rights were outstanding at the end of that fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                               VALUE
                                              REALIZED
                                              (MARKET                                       VALUE OF UNEXERCISED
                                              PRICE AT                                     IN-THE-MONEY OPTIONS AT
                                              EXERCISE          NO. OF SECURITIES          FY-END (MARKET PRICE OF
                                SHARES          DATE         UNDERLYING UNEXERCISED         SHARES AT FY-END LESS
                               ACQUIRED         LESS          OPTIONS AT FY-END(#)          EXERCISE PRICE)($)(1)
                              ON EXERCISE     EXERCISE     ---------------------------   ---------------------------
            NAME                  (#)       PRICE)($)(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------  -----------   ------------   -----------   -------------   -----------   -------------
Lisa A. Conte...............    100,000        581,500       139,167        185,833        546,500        213,750
Gerald M. Reaven, M.D.......         --             --       132,225         82,775        298,757        174,993
Atul S. Khandwala, Ph.D.....         --             --        26,400         98,600              0              0
Steven R. King, Ph.D........         --             --        53,604        100,854        102,892         84,570
Barbara Evans Goodrich......         --             --         8,855         61,145          2,461          4,101

---------------

(1) Based on the fair market value of the Company's Common Stock on December 31, 1996 of $5.875 per share, the Nasdaq National Market trading price at the close of business that same day.

(2) Equal to the closing selling price of the purchased shares on the option exercise date less the exercise price paid for such shares.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

     None of the Company's executive officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. As administrator of the Plan, the Compensation Committee has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer and the Company's other executive officers or any unvested shares actually held by those individuals under the Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale or (ii) a change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding voting securities or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See "Proposal One -- Director Compensation" for a discussion of the Company's consulting agreement with Mr. Raab, the Company's Chairman of the Board.

     The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors and certain officers and agents of the Company have entered into separate indemnification agreements with the Company.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who are the beneficial owners of more than 10% of the Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the United States Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms furnished to the Company and the written representations that no other reports were required, the Company believes that, during the period from January 1, 1996 to December 31, 1996, all officers, directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) requirements.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of February 28, 1997 by (i) all persons who are beneficial owners of five percent or more of the Common Stock, (ii) each director and nominee for director, (iii) the Named Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of February 28, 1997 are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based upon such information furnished by such owners, have sole investment power with respect to such shares, subject to community property laws where applicable.

                                                              NUMBER           PERCENT OF TOTAL
                     NAME AND ADDRESS                        OF SHARES     SHARES OUTSTANDING(1)(2)
-----------------------------------------------------------  ---------     ------------------------
State of Wisconsin Investment Board........................  1,290,000               8.10%
  Post Office Box 7842
  Madison, WI 53707
Delphi Ventures(3).........................................    993,571               6.24%
  3000 Sand Hill Road
  Building One, Suite 135
  Menlo Park, CA 94025
Fletcher International Ltd.(4).............................    950,000               5.63%
  c/o Midland Bank Trust Corporation (Cayman) Limited
  Post Office Box 1109, Mary Street
  Grand Cayman, Cayman Islands
  British West Indies
Travelers Group Inc........................................    929,700               5.84%
  388 Greenwich Street
  New York, NY 10013
Lisa A. Conte(5)...........................................    717,000               4.46%
G. Kirk Raab(6)............................................    128,316           *
John A. Young(7)...........................................     34,983           *
M. David Titus(8)..........................................     29,983           *
Herbert H. McDade, Jr.(9)..................................     24,983           *
Gerald R. Reaven, M.D.(10).................................    154,947           *
Steven R. King, Ph.D.(11)..................................     86,861           *
Atul S. Khandwala, Ph.D.(12)...............................     37,000           *
Barbara Evans Goodrich(13).................................     15,970           *
Current Officers and Directors as a group(14) (10
  persons).................................................  1,251,927               7.55%

---------------

 *  Less than 1.0%

 (1) Percentage of beneficial ownership is calculated assuming 15,921,417 shares of Common Stock were outstanding as of February 28, 1997. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of February 28, 1997, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

 (2) This table is based upon information supplied to the Company by executive officers, directors and principal stockholders. The address of each officer and director identified in this table is that of the Company's executive offices, 213 East Grand Avenue, South San Francisco, CA 94080. Unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by it, him or her.

 (3) Represents 931,934 shares, 3,304 shares, 58,006 shares and 327 shares held by entities affiliated with Delphi Ventures.

 (4) Includes 400,000 shares issuable upon conversion of preferred stock convertible within 60 days of February 28, 1997 and 550,000 shares issuable upon exercise of warrants exercisable within 60 days of February 28, 1997.

 (5) Includes 145,000 shares subject to options exercisable within 60 days of February 28, 1997.

 (6) Represents 128,316 shares subject to options exercisable within 60 days of February 28, 1997.

 (7) Represents 34,983 shares subject to options exercisable within 60 days of February 28, 1997.

 (8) Includes 24,983 shares subject to options exercisable within 60 days of February 28, 1997.

 (9) Represents 24,983 shares subject to options exercisable within 60 days of February 28, 1997.

(10) Includes 154,447 shares subject to options exercisable within 60 days of February 28, 1997.

(11) Includes 64,603 shares subject to options exercisable within 60 days of February 28, 1997.

(12) Represents 36,000 shares subject to options exercisable within 60 days of February 28, 1997.

(13) Includes 15,470 shares subject to options exercisable within 60 days of February 28, 1997.

(14) Includes shares held by family members associated with directors and officers listed above. Also includes 665,639 shares which are currently issuable upon the exercise of outstanding options.

     To the Company's knowledge, each beneficial owner of more than 10% capital stock filed all reports and reported all transactions on a timely basis with the SEC, National Association of Securities Dealers, Inc. and the Company.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Company no later than December 31, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

                                   FORM 10-K

     The Company filed an Annual Report on Form 10-K, as amended, for the year ended December 31, 1996, with the Securities and Exchange Commission. A copy of this report may be obtained, without charge, by writing to Investor Relations, Shaman Pharmaceuticals, Inc., 213 East Grand Avenue, South San Francisco, California 94080.

                                 OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                                  THE BOARD OF DIRECTORS

Dated: April 23, 1997

                                                                     APPENDIX A


                          SHAMAN PHARMACEUTICALS, INC.
                                     PROXY


                  Annual Meeting of Stockholders, May 22, 1997


         This Proxy is Solicited on Behalf of the Board of Directors of
                          Shaman Pharmaceuticals, Inc.


The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 22, 1997 and the Proxy Statement and appoints Lisa A. Conte and Jacqueline Cossmon, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock or Preferred Stock of Shaman Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at The Embassy Suites (formerly The Crown Sterling Suites), 250 Gateway Boulevard, South San Francisco, California, 94080 on Thursday, May 22, 1997 at 9:00 A.M. Pacific Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

1. To elect three Class II directors to serve on the Board of Directors for two years or until their respective successors are duly elected and qualified:
                                                                WITHHOLD
                                                               AUTHORITY
                                          FOR                   TO VOTE

        G. Kirk Raab                      _____                  _____
        Herbert H. McDade, Jr.            _____                  _____
        M. David Titus                    _____                  _____

2.      FOR    AGAINST   ABSTAIN     To approve the amendment and restatement of
                                     the Company's Restated Certificate of
                                     Incorporation to increase the number of
                                     authorized shares of Common Stock
                                     thereunder from 25,000,000 shares to
                                     40,000,000 shares;

3.      FOR    AGAINST   ABSTAIN     To approve a series of amendments to the
                                     Company's 1992 Stock Option Plan, including
                                     (1) an increase in the maximum number of shares of the Company's Common Stock authorized for issuance under the Plan by an additional 700,000 shares and (2) an increase in the maximum number of shares for which options may be granted to any one individual from 500,000 shares to 750,000 shares; and

4.      FOR    AGAINST   ABSTAIN     To ratify the Board of Director's selection
                                     of Ernst & Young LLP to serve as the
                                     Company's independent auditors for the year ending December 31, 1997.

5. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

The Board of Directors recommends a vote IN FAVOR OF each of the directors listed above and a vote IN FAVOR OF the other proposals. This Proxy, when properly executed, will be voted as specified above. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED ABOVE AND IN FAVOR OF THE OTHER PROPOSALS.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority: _______________________________________________________
                                      (Print name(s) on certificate)

Please sign your name: _________________________________________ Date: ______
                             (Authorized Signature(s))

                                                                       EXHIBIT B

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                        OF SHAMAN PHARMACEUTICALS, INC.
                             A DELAWARE CORPORATION

     SHAMAN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of this corporation is Shaman Pharmaceuticals, Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on December 21, 1992.

     2. The Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     3. The text of the Restated Certificate of Incorporation is hereby restated to read in its entirety as follows:

                                   ARTICLE I

     The name of this corporation is Shaman Pharmaceuticals, Inc.

                                   ARTICLE II

     The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under General Corporation Law of Delaware.

                                   ARTICLE IV

     A. Classes of Stock. The corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock ("Common") and Preferred Stock ("Preferred"). The total number of shares of Preferred the corporation shall have authority to issue is 1,000,000 with a par value of $0.001 per share, and the total number of shares of Common the corporation shall have authority to issue is 40,000,000 with a par value of $0.001 per share.

     B. Rights, Preferences and Restrictions of Preferred. The Preferred authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any authorized series of Preferred, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which may be granted to the holders of the Preferred or series thereof in Certificates of Designation or in the corporation's Certificate of Incorporation, as amended and restated from time to time, and requirements and restrictions of applicable law ("Protective Provisions"), the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     C. Common Stock.

     Section 1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

     Section 2. Redemption. The Common is not redeemable.

     Section 3. Voting Rights. The holder of each share of Common shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with this Amended and Restated Certificate of Incorporation and the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

     Section 4. Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein shall be vested in the Common.

                                   ARTICLE V

     Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind from time to time any or all of the Bylaws of the corporation.

                                   ARTICLE VI

     The number of directors of the corporation shall be fixed from time to time by a Bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

     The Board of Directors shall be and is divided into two classes, Class I and Class II. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term ending on the second annual meeting following the annual meeting at which such director was elected; provided however, that the directors first elected to Class I, which class shall initially consist of three (3) directors, shall serve for a term ending on the annual meeting next following the end of fiscal year 1993 and the directors first elected to Class II, which class shall initially consist of four (4) directors, shall serve for a term ending on the second annual meeting next following the end of fiscal year 1994. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he or she shall resign, become disqualified, disabled or shall otherwise be removed. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors.

     At each annual election, directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the Board shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

     Notwithstanding the rule that the two classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his or her prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the two classes shall be as nearly equal in number of directors as possible, be allocated to one of two classes, the Board shall allocate it to that of the available classes whose term of office is due to expire at the earliest date following such allocation.

                                  ARTICLE VII

     Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

                                  ARTICLE VIII

     Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

                                   ARTICLE IX

     A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize, with the approval of the corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article IX by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                   ARTICLE X

     The corporation reserves the right to amend, alter, change or repeal any provision contained in this amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed by the President and the Secretary of the corporation this day of May, 1997.

                                          SHAMAN PHARMACEUTICALS, INC.

                                          By
                                          --------------------------------------
                                                 Lisa A. Conte, President,
                                                Chief Executive Officer and
                                                  Chief Financial Officer
ATTEST:

---------------------------------------------------------
J. Stephan Dolezalek, Secretary

                 IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed by the President and the Secretary of the corporation this ____ day of May, 1997.

                                               SHAMAN PHARMACEUTICALS, INC.



                                               By______________________________
                                                 Lisa A. Conte, President


ATTEST:



_______________________________
J. Stephan Dolezalek, Secretary

                                                                    APPENDIX C


                          SHAMAN PHARMACEUTICALS, INC.
                             1992 STOCK OPTION PLAN

               (AS RESTATED AND AMENDED THROUGH FEBRUARY 14, 1997)


                                   ARTICLE ONE
                                     GENERAL


        I.        PURPOSE OF THE PLAN

                  A. This 1992 Stock Option Plan ("Plan") is intended to promote the interests of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), by providing a method whereby eligible individuals may be offered the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or its parent or subsidiary corporations).

                  B. The Plan became effective on the date on which shares of the Company's common stock were first registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date of the Plan.

                  C. This Plan shall serve as the successor to the Company's 1990 Stock Option Plan (the "1990 Plan"), and no further option grants shall be made under the 1990 Plan from and after the Effective Date of this Plan. All options outstanding under the 1990 Plan on such Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Company's common stock thereunder or their exercise of any outstanding stock appreciation rights thereunder.

                  D. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

                  Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a PARENT of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a SUBSIDIARY of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       II.        STRUCTURE OF THE PLAN

                  A. Stock Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, certain non-employee members of the Company's Board of Directors (the "Board") will at periodic intervals automatically receive special option grants to purchase shares of Common Stock in accordance with the provisions of Article Three.

                  B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four of the Plan shall apply to both the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

      III.        ADMINISTRATION OF THE PLAN

                  A. The Discretionary Option Grant Program shall be administered by a committee ("Committee") of two (2) or more non-employee Board members appointed by the Board. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                  B. The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such program and any outstanding option grants as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program or any outstanding option thereunder.


                                       2.

                  C. Administration of the Automatic Option Grant Program shall be self- executing in accordance with the express terms and conditions of Article Three, and the Committee as Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

       IV.        OPTION GRANTS

                  A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two of the Plan shall be limited to the following:

                       (i) officers and other key employees of the Company (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Company (or its parent or subsidiary corporations);

                       (ii) non-employee members of the Board;

                       (iii) non-employee members of the board of directors of any parent or subsidiary corporation; and

                       (iv) those consultants or other independent advisors who provide valuable services to the Company (or its parent or subsidiary corporations).

                  B. The Plan Administrator shall have full authority to determine the eligible individuals who are to receive option grants under the Discretionary Option Grant Program, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

        V.        STOCK SUBJECT TO THE PLAN

                  A. Shares of the Company's common stock (the "Common Stock") shall be available for issuance under the Plan and shall be drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall

                                       3.

not exceed 3,716,660(1) shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve includes the number of shares which remained available for issuance under the 1990 Plan as of the Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares available for future option grant under the 1990 Plan as of such Effective Date. Such share reserve also includes (i) the increase of 107,166 shares authorized by the Board in May 1992 and subsequently approved by the stockholders in August 1992,
(ii) the increases of 250,000 shares and 176,166 shares authorized by the Board in November 1992 and December 1992, respectively, and subsequently approved in the aggregate by the stockholders in December 1992, (iii) the increase of 1,000,000 shares authorized by the Board in May 1993 and subsequently approved by the stockholders at the 1994 Annual Stockholders Meeting, (iv) the increase of 545,000 shares authorized by the Board in February 1995 and approved by the stockholders at the 1995 Annual Stockholders Meeting, (v) the increase of 450,000 shares authorized by the Board in January 1996 and subsequently approved by the stockholders at the 1996 Annual Stockholders Meeting, and (vi) the increase of 700,000 shares authorized by the Board on February 14, 1997, subject to stockholder approval at the 1997 Annual Meeting.

                  B. To the extent one or more outstanding options under the 1990 Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan. In no event may any one individual participating in the Plan be granted stock options and separately exercisable stock appreciation rights for more than 750,000 shares of Common Stock under the Plan (including the 250,000-share increase authorized by the Board in January 1996 and subsequently approved by the stockholders at the 1996 Annual Meeting and the additional 250,000-share increase authorized by the Board in February 1997, subject to stockholder approval at the 1997 Annual Meeting). For purposes of this limitation, any stock options or stock appreciation rights granted prior to December 31, 1993 shall not be taken into account.

                  C. Should one or more outstanding options under this Plan (including outstanding options under the 1990 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Company at the original exercise price per share pursuant
--------
(1) Such share reserve gives effect to the 1-for-3 reverse stock split of the Common Stock effected in connection with the reincorporation of the Company in Delaware and the associated exchange of three (3) shares of the California corporation's common stock for one (1) share of the Delaware corporation's common stock on January 25, 1993.

                                       4.

to the Company's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two or Section III of Article Three shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the 1990 Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

                  D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights after December 31, 1993, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the 1990 Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.



                                       5.

                                   ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM


        I.        TERMS AND CONDITIONS OF OPTIONS

                  Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Company or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

                  A.       Option Price.

                           (1) The option price per share shall be fixed by the
Plan Administrator in accordance with the following provisions:

                                    (i) The option price per share of the Common
Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

                                    (ii) The option price per share of the
Common Stock subject to a non-statutory stock option shall be determined by the Plan Administrator in its sole discretion and may be less than, equal to or greater than the fair market value of such Common Stock on the grant date.

                           (2) The option price shall become immediately due
upon exercise of the option and, subject to the provisions of Section VI of this Article Two and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                                    - full payment in cash or check drawn to the
         Company's order;

                                    - full payment in shares of Common Stock
         held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below);


                                       6.

                                    - full payment in a combination of shares of
         Common Stock of the Company held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check drawn to the Company's order; or

                                    - full payment through a broker-dealer sale
         and remittance procedure pursuant to which the optionee (I) shall provide irrevocable instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                           (3) The fair market value per share of Common Stock
shall be determined in accordance with the following provisions:

                           - If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                           - If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                                       7.

                  B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

                  C. Limited Transferability of Options. During the lifetime of the optionee, Incentive Options shall be exercisable only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, non-statutory options may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                  D. Termination of Service.

                           (1) The following provisions shall govern the
exercise period applicable to any outstanding options held by the optionee at the time of cessation of Service or death.

                           - Should an optionee cease Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph D.(3) below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                           - Any option held by the optionee under this Article Two and exercisable in whole or in part on the date of his/her death may be subsequently exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any exercise, however, must occur prior to the earlier of (i) the third anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.


                                       8.

                           - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                           - During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the optionee is vested at the time of his/her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the optionee is not otherwise vested.

                           - Should (i) the optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its parent or subsidiary corporations, then in any such event all outstanding options held by the optionee under this Article Two shall terminate immediately and cease to be outstanding.

                  (2) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments in which the optionee would otherwise have vested had he/she continued in Service.

                  (3) The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under subparagraph (1) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

                  (4) For purposes of the foregoing provisions of this Section I.D (and for all other purposes under the Discretionary Option Grant Program):


                                       9.

                           - The optionee shall (except to the extent otherwise specifically provided in the applicable stock option or stock purchase agreement) be deemed to remain in the SERVICE of the Company for so long as such individual renders services on a periodic basis to the Company (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                           - The optionee shall be considered to be an EMPLOYEE for so long as he or she remains in the employ of the Company or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.


                  E.       Stockholder Rights.

                           An optionee shall have no stockholder rights with
respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

                  F.       Repurchase Rights.

                  The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Company in accordance with the following provisions:

                           (a) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                           (b) All of the Company's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of this Article Two, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                                       10.

                           (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

      II.         INCENTIVE OPTIONS

                  The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                  A. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

                  B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

                  Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.


                                       11.

     III.         CORPORATE TRANSACTIONS/CHANGES IN CONTROL

                  A. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction") to which the Company is a party:

                                  (i) a merger or consolidation in which the
         Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                                  (ii) the sale, transfer or other disposition
         of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

                                  (iii) any reverse merger in which the Company
         is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger, then each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option

                                       12.

immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

                  D. The grant of options under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option is outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Company's outstanding repurchase rights under this Article
Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the optionee's Service within a specified period following the Change in Control.

                  F. For purposes of this Section III, a Change in Control shall be deemed to occur in the event:

                                  (i) any person or related group of persons
         (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

                                  (ii) there is a change in the composition of
         the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                  G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                                       13.

                  H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two.


      IV.         CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the 1990 Plan incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share based on the fair market value of the Common Stock on the date of the new grant.

       V.         STOCK APPRECIATION RIGHTS

                  A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section V, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

                  B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  C. If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.


                                       14.

                  D. One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over effected at any time when the Company's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, each outstanding option with such a limited stock appreciation right shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.D. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

                  E. For purposes of Section V.D, the following definitions shall be in effect:

                           A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires directly or indirectly beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

                           The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share of Common Stock on the option cancellation date, as determined pursuant to the valuation provisions of Section I.A.(3) of this Article Two, or (b) the highest reported price per share of Common Stock paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                  F. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this
Section V shall NOT be available for subsequent option grant under the Plan.


                                       15.

      VI.         LOANS OR INSTALLMENT PAYMENTS

                  The Plan Administrator may, in its discretion, assist any optionee (including an optionee who is an officer or director of the Company) in the exercise of one or more options granted to such optionee under this Article Two, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such optionee or (ii) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans and installment payments may be granted with or without security or collateral. However, the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price of the purchased shares plus (ii) any Federal and State income and employment tax liability incurred by the optionee in connection with the exercise of the option.




                                       16.

                                  ARTICLE THREE
                         AUTOMATIC OPTION GRANT PROGRAM

       I.         ELIGIBILITY

                  The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members on or after the Effective Date of this Plan, whether through appointment by the Board or election by the Company's stockholders, provided they have not otherwise been in the prior employ of the Company (or any parent or subsidiary corporation), and (ii) those individuals who are re-elected as non-employee Board members at one or more Annual Stockholder Meetings held after the Effective Date, whether or not such individuals are otherwise serving as non-employee Board members on the Effective Date.

      II.         TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                  A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below. Stockholder approval of this February 14, 1997 restatement at the 1997 Annual Meeting shall constitute pre-approval of each option granted under this Article Three on or after the date of that Annual Meeting and the subsequent exercise of each such option in accordance with the provisions of this Article Three.

                                  (i) Each individual who first becomes a
         non-employee Board member on or after the Effective Date of this Plan, whether through election by the Company's stockholders or appointment by the Board shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock upon the terms and conditions of this Article Three, provided such individual has not otherwise been in the prior employ of the Company or any parent or subsidiary corporation.

                                  (ii) On the date of each Annual Stockholders
         Meeting held after February 24, 1995, each individual who is to continue to serve as a non-employee Board member and who has served in such capacity for at least six (6) months shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a non-statutory stock option to purchase, upon the terms and conditions of this Article Three, that number of shares of Common Stock determined by dividing $50,000 by the average closing selling price per share of the Common Stock for the thirty (30) trading days immediately preceding the date of such Annual Meeting. In no event, however, shall the number of shares subject to such option be greater than 7,500 or less than 5,000. There shall be no limit on the number of such annual automatic option grants any

                                       17.

         one non-employee Board member may receive over his/her continued period of Board service.

                  The number of shares subject to the automatic option grants to be made to each newly-elected or continuing non-employee Board member shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.D of Article One.

                  B. Exercise Price. The exercise price per share of each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

                  C. Payment.

                     The exercise price shall be payable in one of the alternative forms specified below:

                                  (i) full payment in cash or check made payable
         to the Company's order; or

                                  (ii) full payment in shares of Common Stock
         held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

                                  (iii) full payment in a combination of shares
         of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Company's order; or

                                  (iv) full payment through a sale and
         remittance procedure pursuant to which the non-employee Board member
         (I) shall provide irrevocable instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (II) concurrently provide directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company, and the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the provisions of Section I.A.(3) of Article Two. Except to the extent the sale and

                                       18.

remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

                  D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

                  E. Exercisability. Each automatic grant shall become exercisable for the option shares in a series of twenty-four (24) equal and successive monthly installments over the optionee's period of service on the Board, with the first such installment to become exercisable one (1) month after the automatic grant date. The option shall not become exercisable for any additional option shares following the optionee's cessation of Board service for any reason.

                  F. Limited Transferability of Options. Options granted under the Automatic Option Grant Program may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                  G. Effect of Termination of Board Membership.

                     1. Should the optionee cease to serve as a Board member for any reason (other than death) while holding one or more automatic option grants under this Article Three, then such optionee shall have a six (6)-month period following the date of such cessation of Board membership in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

                     2. Should the optionee die while serving as a member of the Board or within six (6) months after cessation of Board service, then each outstanding automatic option grant held by the optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board service (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the optionee's death. However, each such automatic option grant shall immediately terminate and cease to be outstanding, at the time

                                       19.

of the optionee's cessation of Board service, with respect to any option shares for which it was not otherwise exercisable at that time.

                           3. In no event shall any automatic option grant under
this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise under subparagraph 1 or 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic option grant shall terminate and cease to be outstanding for any unexercised shares for which the option was exercisable at the time of the optionee's cessation of Board service.

                  H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

                  I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.

     III.         CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-
                  OVER

                  A. In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):

                         (i) a merger or consolidation in which the Company is
not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                         (ii) the sale, transfer or disposition of all or
substantially all of the assets of the Company in liquidation or dissolution of the Company, or

                         (iii) any reverse merger in which the Company is the
surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Immediately

                                       20.

following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  B. In connection with any Change in Control of the Company, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares at any time prior to the expiration or sooner termination of the option term. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

                                  (i) any person or related group of persons
         (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

                                  (ii) there is a change in the composition of
         the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.


                  C. Upon the occurrence of a Hostile Take-Over, each option granted under this Article Three shall automatically be cancelled, and the optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of the February 14, 1997 restatement of the Plan at the 1997 Annual Meeting shall constitute pre-approval of each option granted on or after the date of that Annual Meeting with such an automatic cancellation provision and the subsequent cancellation of that option

                                       21.

in accordance with such provision. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

                  D. For purposes of this Section III, the following definitions shall be in effect:

                           A HOSTILE TAKE-OVER shall be deemed to occur in the
event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

                           The TAKE-OVER PRICE per share shall be deemed to be
equal to the greater of (a) the fair market value per share of Common Stock on the option cancellation date, as determined pursuant to the valuation provisions of Section I.A.(3) of Article Two, or (b) the highest reported price per share paid by the tender offeror in effecting such Hostile Take-Over.

                  E. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall NOT be available for subsequent option grant under this Plan.

                  F. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.




                                       22.

                                  ARTICLE FOUR
                                  MISCELLANEOUS

       I.         AMENDMENT OF THE PLAN AND AWARDS

                  The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the Company's stockholders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

      II.         TAX WITHHOLDING

                  The Company's obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights granted under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

                  The Plan Administrator may, in its discretion and in accordance with the provisions of this Section II of Article Four and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of non-statutory options under the Plan (other than the automatic grants made pursuant to Article Three of the Plan) with the right to use shares of the Company's Common Stock in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such holders in connection with the exercise of their options (the "Taxes"). Such right may be provided to any such option holder in either or both of the following formats:

                  1. Stock Withholding: The holder of the non-statutory option may be provided with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option, a portion of such shares with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the option holder.

                  2. Stock Delivery: The Plan Administrator may, in its discretion, provide the holder of the non-statutory option with the election to deliver, at the time the non-statutory option is exercised, one or more shares of Common Stock already held by such individual with an aggregate fair market value equal to the percentage of the Taxes incurred in connection with such option exercise (not to exceed one hundred percent (100%)) designated by the option holder.


                                       23.

     III.         EFFECTIVE DATE AND TERM OF PLAN

                  A. The Plan first became effective on the Effective Date and serves as the successor to the Company's 1990 Stock Option Plan. No further option grants shall be made under the 1990 Plan from and after the Effective Date.

                  B. On May 26, 1993, the Board amended the Plan to increase the number of shares issuable thereunder by 1,000,000 shares. The 1,000,000-share increase was approved by the Company's stockholders at the 1994 Annual Stockholders Meeting. On March 28, 1994, the Board further amended the Plan to impose a limitation on the maximum number of shares for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights.

                  C. On February 24, 1995, the Board amended the Plan to increase the number of shares of Common Stock issuable thereunder by 545,000 shares. The 545,000-share increase was approved by the Company's stockholders at the 1995 Annual Stockholders Meeting.

                  D. On February 24, 1995, the Board further amended the Plan to increase the number of shares of Common Stock for which automatic option grants are to be made to continuing non-employee Board members on the date of each Annual Stockholders Meeting held after February 24, 1995. The amendment was approved by the Company's stockholders at the 1995 Annual Stockholders Meeting.

                  E. On August 21, 1995, the Board amended the Plan to extend the eligibility provisions of the Discretionary Option Grant Program to all non-employee Board members other than those at the time serving on the Committee acting as the Plan Administrator. The amendment was approved by the Company's stockholders at the 1996 Annual Stockholders Meeting.

                  F. In January 1996, the Board adopted an amendment to the Plan which (i) increased the number of shares of Common Stock available for issuance under the Plan by an additional 450,000 shares and (ii) increased the maximum number of shares for which any one individual may be granted stock options and separately exercisable stock appreciation rights over the remaining term of the Plan by an additional 250,000 shares of Common Stock. The amendment was approved by the Company's stockholders at the 1996 Annual Stockholders Meeting.

                  G. On February 14, 1997, the Board adopted a series of amendments to the Plan (the "1997 Amendments") which (i) increased the number of shares of Common Stock available for issuance under the Plan by an additional 700,000 shares, (ii) increased the limit on the maximum number of shares of the Company's common stock for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Plan from 500,000 shares to 750,000 shares, (iii) rendered the non-employee

                                       24.

Board members who serve as Plan Administrator eligible to receive option grants under the Discretionary Option Grant Program, (iv) allowed unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Plan, (v) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (vi) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six
(6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Amendments are subject to stockholder approval at the 1997 Annual Meeting. If such stockholder approval is not obtained, then any options granted on the basis of the 700,000-share increase which forms part of the 1997 Amendments will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further option grants or stock issuances will be made on the basis of such share increase. The 250,000-share increase to the limitation on the maximum number of shares for which any one participant may be granted stock options and separately exercisable stock appreciation rights under the Plan after December 31, 1993 will not be implemented, and any options granted on the basis of that increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options. In addition, non-employee Board members will not be eligible to participate in the Discretionary Option Grant Program while serving as the Plan Administrator, and any unvested shares repurchased by the Company at the option exercise price paid per share will not be added back to the share reserve for reissuance. However, the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan in effect prior to the 1997 Amendments, until the available reserve of Common Stock as last approved by the stockholders has been issued.

                  H. Each option issued and outstanding under the 1990 Plan immediately prior to the Effective Date shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

                  I. The sale and remittance procedure authorized for the exercise of outstanding options under this Plan shall be available for all options granted under this Plan on or after the Effective Date and for all non-statutory options outstanding under the 1990 Plan and incorporated into this Plan. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after the Effective Date, whether such Incentive Options were granted under this Plan or the 1990 Plan.


                                       25.

                  J. The option acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the 1990 Plan on the Effective Date of this Plan but which do not otherwise provide for such acceleration.

                  K. The Plan shall terminate upon the earlier of (i) December 31, 2002 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

                  L. Options to purchase shares of Common Stock may be granted under the Plan which are in excess of the number of shares then available for issuance under the Plan, provided each option granted is not to become exercisable, in whole or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares available for issuance under the Plan.

      IV.         USE OF PROCEEDS

                  Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

       V.         REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any option thereunder and the issuance of stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the stock issued pursuant to it.

      VI.         NO EMPLOYMENT/SERVICE RIGHTS

                  Neither the action of the Company in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent or subsidiary corporation) for any period of specific duration, and the Company (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.


                                       26.

    VIII.         MISCELLANEOUS PROVISIONS

                  A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any optionee.

                  B. The provisions of the Plan relating to the vesting and termination of outstanding options shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

                  C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, whether by Corporate Transaction or otherwise, and the optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.



                                       27.

                                    EXHIBIT A

                      NON-STATUTORY STOCK OPTION AGREEMENT

                         AUTOMATIC OPTION GRANT PROGRAM

                          SHAMAN PHARMACEUTICALS, INC.

                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT



                  AGREEMENT made the ___ day of __________________, 199__ by and between Shaman Pharmaceuticals, Inc., a corporation (the "Company") organized and existing under the laws of the State of California, and __________________, a member of the Company's Board of Directors to whom the option grant evidenced by this Agreement is hereby made (the "Optionee").

                  WHEREAS the Company's Board of Directors (the "Board") has adopted, and the stockholders have approved, the Company's 1992 Stock Option Plan, as amended (the "Plan"), for the purpose of attracting and retaining the services of key employees (including officers and directors), and non-employee members of the Board and consultants and other independent contractors of the Company and its parent or subsidiary organizations.

                  WHEREAS Optionee is a non-employee Board member who is entitled to receive an option to acquire shares of the Company's common stock pursuant to the automatic option grant program in effect for non-employee Board members under the Plan. This Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic option grant made to such Optionee thereunder.

                  WHEREAS the granted option is not intended to be an incentive stock option ("Incentive Option") within the meaning of Section 422 of the Internal Revenue Code.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, Company hereby grants to Optionee, as of the date of this Agreement (the "Grant Date"), a stock option to purchase up to __________ shares of the Company's common stock (the "Option Shares"). The Option Shares shall be purchasable from time to time during the option term at the price of $______ per share (the "Option Price").

                  2. OPTION TERM. This option shall have a maximum term of ten
(10) years measured from the Grant Date and shall accordingly expire at the close of business on the last day of such ten (10)-year period (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or Paragraph 7.A or sooner cancelled in accordance with Paragraph 8.

                  3. LIMITED TRANSFERABILITY. This option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                  4. EXERCISABILITY. This option shall become exercisable in a series of twenty-four (24) successive equal monthly installments over Optionee's period of Board service, with the first such installment to become exercisable one (1) month after the automatic grant date.

                  Once this option becomes exercisable for one or more installments of the Option Shares, those installments shall accumulate, and this option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or Paragraph 7.A or the cancellation of this option under Paragraph 8.

                  5. CESSATION OF BOARD MEMBERSHIP. Should Optionee's service as a Board member cease for any reason while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                         (i) This option shall immediately terminate and cease
to be outstanding for any Option Shares for which it is not otherwise exercisable at the time of the Optionee's cessation of Board service.

                         (ii) Should Optionee cease for any reason other than
death to serve as a member of the Board, then Optionee shall have a six (6)- month period measured from the date of such cessation of Board service in which to exercise this option for up to that number of Option Shares (if any) for which this option is, in accordance with the provisions of this Agreement, exercisable at the time of such cessation of Board service. In no event, however, may this option be exercised at any time after the expiration of the maximum ten (10)-year term in effect for such option.

                         (iii) Should Optionee die while serving as a Board
member or within six (6) months after cessation of Board service, then the personal representative of the Optionee's estate (or the person or persons to whom the Option is transferred pursuant to the Optionee's will or in

                                       2.

accordance with the laws of descent and distribution) shall have the right to exercise this option for any or all of the Option Shares for which this option is, in accordance with the provisions of this Agreement, exercisable at the time of the Optionee's cessation of Board service, less any Option Shares subsequently purchased by Optionee prior to death. Such right shall cease to be exercisable, and this option shall accordingly terminate with respect to those Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the expiration of the ten (10)-year maximum term in effect for this option.

                  6. ADJUSTMENT IN OPTION SHARES. In the event any change is made to the common stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class effected without the Company's receipt of consideration, appropriate adjustments shall automatically be made to (i) the class and/or number of securities subject to this option and (ii) the Option Price payable per share in order to prevent any dilution or enlargement of benefits hereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                  7. CORPORATE TRANSACTION/CHANGE IN CONTROL.

                  A. In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):

                     (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

                     (iii) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from than those who held those securities immediately prior to such merger, this option, to the extent outstanding at such time but not otherwise fully exercisable, shall automatically accelerate so that the option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all the Option Shares at the time subject to this option and may be exercised for any or all

                                       3.

of such Option Shares. Upon the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  B. This option, to the extent outstanding but not otherwise at the time fully exercisable, shall automatically accelerate in connection with a Change in Control so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of such Option Shares. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the maximum ten (10)-year term in effect for this option, (ii) the sooner termination of the option in accordance with Paragraph 5 or 7.A of this Agreement or (iii) the cancellation of this option in accordance with Paragraph 8. For purposes of this Agreement, a Change in Control shall be deemed to occur in the event:

                     (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

                     (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                  C. This Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


                                       4.

                  8.       LIMITED STOCK APPRECIATION RIGHT

                  Optionee is hereby granted a limited stock appreciation right in tandem with this option, exercisable upon the terms and conditions set forth below:

                           (a) Should a Hostile Take-Over occur, then this option shall automatically be cancelled with respect to all the Option Shares at the time subject to such option. The optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of the Company's common stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate option price payable for such shares.

                           (b) The cash distribution shall be paid to the Optionee within five (5) days following the consummation of the Hostile Take-Over, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled and the Optionee shall cease to have any further right to acquire any Option Shares under this Agreement.

                           (c) For purposes of this limited stock appreciation right, the following definitions shall be in effect:

                           - A HOSTILE TAKE-OVER shall be deemed to occur in
the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

                           - The TAKE-OVER PRICE per share shall be deemed to
be equal to the greater of (a) the Fair Market Value per share of the Company's common stock on the date of the option cancellation, as determined in accordance with the valuation provisions of paragraph 10.B of the Agreement, or
(b) the highest reported price paid per share of such common stock by the tender offeror in effecting the Hostile Take-Over.


                                       5.

                  9. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price for the purchased shares.

                  10. MANNER OF EXERCISING OPTION.

                  A. In order to exercise this option with respect to any or all Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i) Execute and deliver to the Secretary of the Company a written notice of exercise (the "Exercise Notice") in substantially the form of attached Exhibit I.

                           (ii) Pay the aggregate Option Price for the purchased shares in one or more of the following alternative forms:

                           - full payment in cash or check made payable to the Company's order;

                           - full payment in shares of the Company's common stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date (as such terms are defined below);

                           - full payment in a combination of shares of the Company's common stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Company's order; or

                           - full payment through a sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares and (II) shall concurrently provide directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.


                                       6.

                           (iii) Furnish appropriate documentation that the person or persons exercising the option (if not the Optionee) have the right to exercise this option.

               B. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Option Price for the purchased shares must accompany such Exercise Notice. For all valuation purposes under this Agreement, the Fair Market Value of a share of common stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the common stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, then the fair market value shall be the closing selling price per share of common stock on the date in question, as reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the common stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists on the Nasdaq National Market shall be determinative of fair market value.

                           (ii) If the common stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of common stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no such reported price for the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (c) As soon after the Exercise Date as practical, the Company shall mail or deliver to or on behalf of the Optionee (or any other person or persons exercising this option in accordance herewith) a certificate or certificates representing the shares for which the option has been exercised in accordance with the provisions of this Agreement.

               (d) In no event may this option be exercised for any fractional shares.


                                       7.

                  11.      COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) The exercise of this option and the issuance of Option Shares upon the exercise of this option shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Company's common stock may be listed at the time of such exercise and issuance.

                  (b) In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws.

                  12. NOTICES. Any notice required to be given to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of its Chief Financial Officer at the Corporate Offices at 213 East Grand Avenue, South San Francisco, California CA 94080. Any notice to be given to Optionee shall be in writing and addressed to him at the address indicated below his signature line in this Agreement. Any such notice shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

                  13. SUCCESSORS AND ASSIGNS. Except as otherwise expressly set forth in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the administrators, heirs, legal representatives and assigns of the Optionee and of the Company.

                  14. INTERPRETATION OF THIS AGREEMENT. This Agreement and the option evidenced hereby are made and granted pursuant to the automatic grant provisions in effect under the Plan for non-employee Board members and are in all respects limited by and subject to the express provisions of the Plan applicable to such automatic grants.

                  15. LIABILITY OF COMPANY. The inability of Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any common stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the common stock as to which approval shall not have been obtained. The Company however, shall use its best efforts to obtain all such approvals.

                  16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

                                       8.

                  17. NO IMPAIRMENT OF RIGHTS. Nothing in this Agreement or in the Plan shall be deemed to impair or otherwise restrict the rights of the Company or the stockholders to remove the Optionee from the Board at any time pursuant to the provisions of applicable law.

                  IN WITNESS WHEREOF, Shaman Pharmaceuticals, Inc. has caused this Agreement to be executed on its behalf by its duly-authorized officer, and the Optionee has executed this Agreement, all as of the day and year indicated above.

                                      SHAMAN PHARMACEUTICALS, INC.


                                      By__________________________________


                                      Title_______________________________

                                      ____________________________________
                                                     OPTIONEE

                                      Address_____________________________

                                             _____________________________



                                       9.

                                    EXHIBIT I

                       NOTICE OF EXERCISE OF STOCK OPTION


                  I hereby notify Shaman Pharmaceuticals, Inc. (the "Company") that I elect to purchase ______ shares of common stock of the Company (the "Purchased Shares") at the option price of $________ per share (the "Option Price") pursuant to that certain option (the "Option") granted me on ____________, 199__.

                  Concurrently with the delivery of this Exercise Notice to the Chief Financial Officer of the Company, I shall hereby pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect the payment of the Option Price for the Purchased Shares.


____________                        ____________________________________________
Date                                                  OPTIONEE


                                    Address:____________________________________

                                            ____________________________________




Print name in exact manner
it is to appear on the
stock certificate:                 _____________________________________________

Address to which certificate
is to be sent, if different
from address above:                _____________________________________________

                                   _____________________________________________

                                   _____________________________________________






Social Security Number:            ____________________